Exhibit 77Q1(e) to ACGIT 09.30.2008 NSAR

     1. Management  Agreement  effective August 1, 2008 between American Century
Government Income Trust and American Century Investment Management,  Inc., filed
as  Exhibit  99(d)  to  Form  485B  Post-Effective   Amendment  No.  56  to  the
Registrant's Registration Statement Form N-1A 07/29/08,  effective 08/01/08, and incorporated herein by reference.